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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  JULY 1, 2003
                Date of Report (Date of earliest event reported)

                              SIONIX CORPORATION
             (Exact name of registrant as specified in its charter)

               Nevada                2-95626-D          87-0428526
    (State or other jurisdiction   (Commission File   (IRS Employer
     of incorporation)                 Number)       Identification No.)

               9272 Jeronimo Road, Suite 108, Irvine, CA       92618

          (Address of principal executive offices)          (Zip Code)

                                 (949) 454-9283
               Registrant's telephone number, including area code


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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

Not applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

         The Company has completed its reincorporation as a Nevada corporation, effective July 1, 2003. The reincorporation was completed pursuant to an Agreement and Plan of Merger between Sionix Corporation, a California corporation ("Sionix California") and its wholly-owned Nevada subsidiary, Sionix Corporation ("Sionix Nevada"). Under the merger agreement, Sionix California merged with and into Sionix Nevada, and each share of Sionix California's common stock was automatically converted into one share of common stock, par value $0.001 per share, of Sionix Nevada (the "Merger"). The Merger was effected by the filing of Articles of Merger, along with the Agreement and Plan of Merger, with the Secretary of State of Nevada. A copy of the Agreement and Plan of Merger is attached as an exhibit to this Current Report on Form 8-K, as are the Company's new Articles of Incorporation and Bylaws.

         The Merger and the change of the Company's jurisdiction to the State of Nevada were approved by the Company's shareholders at its 2003 Annual Meeting of Shareholders. No shareholders exercised dissent rights in connection with this reincorporation. In addition, the shareholders approved an increase in the authorized capital of the corporation from 100 million shares to 150 million shares, which is reflected in the Articles of Incorporation.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

Not applicable.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit                     Description
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2.1      Agreement and Plan of Merger, dated July 1, 2003, as filed by the
         Registrant with the Nevada Secretary of State

3.1      Articles of Incorporation of the Registrant

3.2      Bylaws of the Registrant

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ITEM 8.     CHANGE IN FISCAL YEAR

Not applicable.

ITEM 9.     REGULATION FD DISCLOSURE

Not applicable.

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

Not applicable.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
PLANS

Not applicable.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Not applicable.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SIONIX CORPORATION

Date:  JULY 15, 2003

                                                   By:  /s/ James J. Houtz
                                                   -----------------------------
                                                        James J. Houtz
                                                        President